Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Commission

Date of Report (Date of earliest event reported): June 29, 2001.

USURF America, Inc.

(Exact name of registrant as specified in its charter)

Nevada 1-15383 72-1346591

(State or other jurisdiction (Commission File No.) (I.R.S. Employer of incorporation) Identification No.)

8748 Quarters Lake Road, Baton Rouge, Louisiana 70809

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (225) 922-7744

Form 8-K

USURF America, Inc.

Item 5. Other Events and Regulation FD Disclosure.

On June 29, 2001, the Registration Statement on Form S-1, SEC File No. 333-63846, filed by USURF America, Inc. was declared effective by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 29, 2001. USURF AMERICA, INC.

By: __________________________

David M. Loflin

President